                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-A


                   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                NET PERCEPTIONS, INC.
               ------------------------------------------------------
               (Exact Name of Registrant as Specified in Its Charter)

        Delaware                                      41-1844584
------------------------------                  ----------------------
        (State of                                  (I.R.S. Employer
Incorporation or Organization)                  Identification Number)


      7901 Flying Cloud Drive
      Minneapolis, Minnesota                        55344
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section 12(b)       securities pursuant to Section 12(g)
of the Exchange Act and is                 of the Exchange Act and is effective
effective pursuant to General              pursuant to General Instruction
Instruction A.(c), please check the        A.(d), please check the following
following box. / /                         box. /X/


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                                                    333-71919
                                                                 ---------------
                                                                 (If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

            Title of Each Class           Name of Each Exchange on Which
            to be so Registered           Each Class is to be Registered

            Not Applicable                       Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     COMMON STOCK, $0.0001 PAR VALUE

                             (TITLE OF CLASS)


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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1
           (File No. 333-71919).

ITEM 2.    EXHIBITS.

           EXHIBIT
           NUMBER      DESCRIPTION
           -------     -----------
           1.1         Specimen Certificate of the Registrant's common stock -
                       incorporated herein by reference to Exhibit 4.2 to the
                       Company's Registration Statement (File No. 333-71919).

           2.1         Amended and Restated Certificate of Incorporation of the
                       Registrant, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration
                       Statement (File No. 333-71919).

           2.2 Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed prior to the closing of the offering made pursuant to this Registration
                       Statement - incorporated herein by reference to
                       Exhibit 3.2 to the Company's Registration Statement
                       (File No. 333-71919).

           2.3         Form of Amended and Restated Certificate of
                       Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement (File No. 333-71919).

           2.4 Bylaws of the Registrant, as amended to date - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement (File No. 333-71919).

           2.5 Form of Amended and Restated Bylaws of the Registrant to become effective in connection with the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.5 to the Company's
                       Registration Statement (File No. 333-71919).

           2.6 Amended and Restated Investors' Rights Agreement - incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement (File No. 333-71919).

                                     SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      NET PERCEPTIONS, INC.


Date: April 15, 1999                  By: /s/ Thomas M. Donnelly
                                          -------------------------------------
                                          Thomas M. Donnelly
                                          Chief Financial Officer and Secretary

                                      EXHIBITS

           EXHIBIT
           NUMBER      DESCRIPTION
           -------     -----------
           1.1         Specimen Certificate of the Registrant's common stock -
                       incorporated herein by reference to Exhibit 4.2 to the
                       Company's Registration Statement (File No. 333-71919).

           2.1         Amended and Restated Certificate of Incorporation of the
                       Registrant, as amended to date - incorporated herein by reference to Exhibit 3.1 to the Company's Registration
                       Statement (File No. 333-71919).

           2.2 Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed prior to the closing of the offering made pursuant to this Registration
                       Statement - incorporated herein by reference to
                       Exhibit 3.2 to the Company's Registration Statement
                       (File No. 333-71919).

           2.3         Form of Amended and Restated Certificate of
                       Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement (File No. 333-71919).

           2.4 Bylaws of the Registrant, as amended to date - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement (File No. 333-71919).

           2.5 Form of Amended and Restated Bylaws of the Registrant to become effective in connection with the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.5 to the Company's
                       Registration Statement (File No. 333-71919).

           2.6 Amended and Restated Investors' Rights Agreement - incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement (File No. 333-71919).